Prospectus supplement	July 21, 2010

Putnam Convertible Income-Growth Trust	Putnam High Yield Trust

Putnam Floating Rate Income Fund	Putnam Capital Opportunities Fund

Putnam Tax-Free High Yield Fund	Putnam Small Cap Growth Fund

Putnam High Yield Advantage Fund	Putnam Small Cap Value Fund

The prospectuses for the funds listed above are supplemented as follows:

1. The sections How do I sell or exchange fund shares? and Policy on excessive short-term trading (and, in the case of Putnam Small Cap Growth Fund only, the section Fund summary – Costs associated with your investment) are supplemented to reflect that shares of the fund purchased on or after August 2, 2010 are subject to the 1% short-term trading fee (also known as a redemption fee) described in the prospectus if sold or exchanged within the following period of time after purchase, rather than the period stated in the prospectus:

Putnam Convertible Income-Growth Trust	30 days

Putnam Floating Rate Income Fund	30 days

Putnam Tax-Free High Yield Fund	30 days

Putnam High Yield Advantage Fund	30 days

Putnam High Yield Trust	30 days

Putnam Capital Opportunities Fund	60 days

Putnam Small Cap Growth Fund	60 days

Putnam Small Cap Value Fund	60 days

2. The section Policy on excessive short-term trading – Short-term trading fee is supplemented to reflect that the short-term trading fee does not apply to redemptions from certain wrap accounts, or to automatic rebalancing arrangements, with respect to which Putnam Retail Management and a dealer have entered into an agreement.

PUTNAM INVESTMENTS	262900 7/10